Revenue From Contract With Customer - Summary of changes in the contract with customer liabilities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Change in Contract with Customer, Liability [Abstract]
Balance	$ 20,237	$ 18,966
Net increase in deferred revenue	24,101	19,489
Revenue recognized related to the balance existing at January 1	(18,554)	(18,100)
Foreign currency translation	1,602	(118)
Balance	$ 27,386	$ 20,237